EXHIBIT 99.1
                                  ------------

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                                                                    Exhibit 99.1

                    CHL Mortgage Pass-Through Trust 2003-21

                             Computational Materials

                               [LOGO] Countrywide

                          $[870,750,000] (Approximate)

                                   CWMBS, Inc.
                                    Depositor

                          Countrywide Home Loans, Inc.
                                     Seller

                      Countrywide Home Loans Servicing LP
                                 Master Servicer

                       Countrywide Securities Corporation
                                  Lead Manager


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
[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION               Countrywide Mortgage Pass-Through Trust 2003-21
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide
Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage
Loans) in, and (ii) a portion of which are expected to be deleted from, the initial pool of Mortgage Loans delivered to the Trust on the Closing Date.
Additionally, subsequent Mortgage Loans are expected to be delivered to the Trust during the Pre-Funding Period to create a final pool of Mortgage Loans.
The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE
INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.


                                      2
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
[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION               Countrywide Mortgage Pass-Through Trust 2003-21
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

Preliminary Term Sheet                             Date Prepared: April 1, 2003

                   CHL Mortgage Pass-Through Trust 2003-21
          $[870,750,000] (Approximate, Subject to +/- 10% Variance)
                        Publicly Offered Certificates
                    First Lien Residential Mortgage Loans

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

=================================================================================================================================
                Principal                                                                                            Expected
                Amount ($)      WAL (Yrs)            Interest Rate                                                   Ratings
Class           (Approx.)(1)   ("Call" (2)(3)/Mat)       Type            Collateral Type         Tranche Type        Moody's/S&P
-----           ------------   -------------------       ----            ---------------         ------------        -----------
A-1             870,750,000       2.56 / 3.27           WAC(4)             1 Yr LIBOR             Senior              Aaa/AAA
M                      Not Offered                      WAC(4)             1 Yr LIBOR             Mezzanine           Aa2/AA
B-1                    Not Offered                      WAC(4)             1 Yr LIBOR             Subordinate         A2/A
B-2                    Not Offered                      WAC(4)             1 Yr LIBOR             Subordinate         Baa2/BBB
B-3                    Privately                        WAC(4)             1 Yr LIBOR             Subordinate         Ba2/BB
B-4                    Placed                           WAC(4)             1 Yr LIBOR             Subordinate         B2/B
B-5                    Certificates                     WAC(4)             1 Yr LIBOR             Subordinate         NR/NR
=================================================================================================================================
Total:        $[870,750,000](5)


(1) The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of five years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 2.25% and 4.25% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WAL to "the Call" on the Class A-1 Certificates are shown to the Wavg
Roll Date at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4) The Certificate Interest Rate for the Class A-1 Certificates and
Subordinate Certificates will be equal to the Net WAC (as defined herein) of the Mortgage Loans.
(5) Does not include the Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificate balances.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE
INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE
PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION.


                                      3
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
[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION               Countrywide Mortgage Pass-Through Trust 2003-21
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

Depositor:          CWMBS, Inc.

Seller:             Countrywide Home Loans, Inc.

Master Servicer:    Countrywide Home Loans Servicing LP.

Underwriters:       Countrywide Securities Corporation (Lead Manager) and Bear
                    Stearns & Co., Inc. (Co- Manager).

Trustee:            The Bank of New York.

Rating Agencies:    Moody's and Standard & Poor's are expected to provide
                    ratings on the Class A-1, Class M, Class B-1, Class B-2,
                    Class B-3 and Class B-4 Certificates. The Class B-5
                    Certificates will not be rated.

Sample Pool
Calculation Date:   April 1, 2003. All references herein to principal balances as of such date give effect to the application of
                    scheduled payments due on or before April 1, 2003, which
                    payments were applied to the actual balances of the
                    Mortgage Loans as of various recent dates.

Cut-off Date:       April 1, 2003.

Closing Date:       On or about April [30], 2003.

Pricing Date:       On or about April [4], 2003.

Settlement Date:    On or about April [30], 2003.

Distribution Date:  The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in May 2003.

Certificates:       The "Senior Certificates" will consist of the Class A-1
                    Certificates.

                    The "Subordinate Certificates" will consist of the Class
                    M, Class B-1, Class B-2, Class B-3, Class B-4, and Class
                    B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the
                    Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates
                    (collectively, the "Offered Certificates") are being offered publicly.

Registration:       The Offered Certificates will be made available in
                    book-entry form through DTC.

Federal Tax
Treatment:          It is anticipated that the Offered Certificates will be
                    treated as REMIC regular interests for tax purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:    The Senior Certificates and the Class M Certificates are
                    expected to constitute "mortgage related securities" for
                    purposes of SMMEA.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      4
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
[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION               Countrywide Mortgage Pass-Through Trust 2003-21
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

Optional
Termination:        The terms of the transaction allow for a termination of
                    the Certificates, subject to certain restrictions set
                    forth in the transaction documents, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (a) the
                    aggregate principal balance as of the initial Cut-off Date of the Mortgage Loans included in the pool on the Closing
                    Date and (b) the Pre-Funded Amount deposited to the
                    Pre-Funding Account on the Closing Date.

Mortgage Loans:     The aggregate principal balance of the Mortgage Loans
                    (collectively, the "Mortgage Loans") (i) as of the Sample
                    Pool Calculation Date is approximately $501,758,105 and
                    (ii) as of the end of the Pre-Funding Period is expected
                    to be $900,000,000 plus or minus ten percent (10%). All
                    the Mortgage Loans are adjustable rate mortgage loans
                    secured by first liens on one- to four-family residential
                    properties.

                    The collateral tables included in these Computational
                    Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool
                    Calculation Date, and do not include additional Mortgage
                    Loans expected to be included in the trust on the Closing
                    Date or during the Funding Period. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and during the Funding Period and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

                    The final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Pre-Funded Amount:  A deposit of no more than approximately $225,000,000 (the
                    "Pre-Funded Amount") will be made to a pre-funding account
                    (the "Pre-Funding Account") on the Closing Date. From the
                    Closing Date through and including July 17, 2003 (the
                    "Funding Period"). The Pre-Funded Amount will be used to purchase the Subsequent Mortgage Loans (the "Subsequent
                    Mortgage Loans") having similar characteristics as the Mortgage Loans as of the Sample Pool Calculation Date. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the Offered Certificates on the immediately following
                    Distribution Date.

Wavg Roll Date:     The "Wavg Roll Date" for the Mortgage Loans is the
                    Distribution Date in March 2008.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:   The "Expense Fee Rate" is comprised of primary servicing
                    fees, master servicing fees, lender paid mortgage
                    insurance premiums, trustee fees and excess servicing
                    fees, each as applicable. The weighted average Expense Fee
                    Rate will be equal to approximately (a) with respect to
                    the initial period, 1.190% and (b) with respect to the
                    first period after the Wavg Roll Date, 0.395%.

NetWAC: The "Net WAC," will be equal to the weighted average gross interest rate on the Mortgage Loans less (a) the weighted average Expense Fee Rate.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      5
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
[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION               Countrywide Mortgage Pass-Through Trust 2003-21
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------


Accrued Interest:   The price to be paid for the Offered Certificates by
                    investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling
                    Offered Certificates on alternate dates may pay more or
                    less accrued interest, as applicable.

Interest Accrual
Period: The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement: Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval. The structuring assumptions contained herein assume [3.25]% subordination below the Senior Certificates as of the Cut-off Date.

                    Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                    Certificates.

                    Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                    Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                    Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                    Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class
                    B-5 Certificates.

                    Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5
                    Certificates.

Shifting Interest:  Until the first Distribution Date occurring after April
                    2013, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior
                    Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                        May 2003 -April 2013            0% Pro Rata Share
                        May 2013 -April 2014            30% Pro Rata Share
                        May 2014 -April 2015            40% Pro Rata Share
                        May 2015 -April 2016            60% Pro Rata Share
                        May 2016 -April 2017            80% Pro Rata Share
                        May 2017 and after              100% Pro Rata Share

                    Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate
                    Certificates (subject to the collateral performance and cross-collateralization

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      6
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
[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION               Countrywide Mortgage Pass-Through Trust 2003-21
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                    triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the initial Cut-off Date (subject to the collateral performance and crosscollateralization triggers described in the prospectus supplement), the Subordinate
                    Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the initial Cut-off Date.

                    Any principal not allocated to the Subordinate
                    Certificates will be allocated to the Senior Certificates.
                    In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior
                    Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage
                    (i.e., the aggregate principal balance of the Senior
                    Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the initial Cut-off Date and the Pre-Funded Amount), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses from the Mortgage Loans, other than excess losses, on the Mortgage Loans will be allocated to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero. Excess losses from the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the Senior Certificates and (b) the Subordinate Certificates.

Certificates
Priority
of Distributions:   Available funds from the Mortgage Loans will be
                    distributed in the following order of priority:

                       1) To the Senior Certificates, accrued and unpaid
                          interest at the related Certificate Interest Rate;
                       2) To the Senior Certificates, principal from the
                          Mortgage Loans;
                       3) To the Class M, Class B-1, Class B-2, Class B-3,
                          Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related
                          Certificate Interest Rate and their respective share of principal; and
                       4) Residual Certificate, any remaining amount.

                            [Yield Tables and Collateral Tables to Follow]

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      7
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
[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION               Countrywide Mortgage Pass-Through Trust 2003-21
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------

                                 Yield Tables
                                 ------------


Class A-1 to Wavg Roll
Date
------------------------------------------------------------------------------------------------------------
Initial Coupon                   4.0452%
------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR      10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

Yield @ 101-00                    3.79        3.70       3.66       3.54       3.39       3.20       2.96
WAL (yr)                          4.81        3.74       3.29       2.56       1.98       1.54       1.19
MDUR (yr)                         4.30        3.38       2.99       2.35       1.85       1.45       1.14
First Prin Pay                   May-03      May-03     May-03     May-03     May-03     May-03     May-03
Last Prin Pay                    Mar-08      Mar-08     Mar-08     Mar-08     Mar-08     Mar-08     Mar-08
------------------------------------------------------------------------------------------------------------



Class A-1 to Maturity
------------------------------------------------------------------------------------------------------------
Initial Coupon                   4.0452%
------------------------------------------------------------------------------------------------------------
Prepay Speed                     0% CPR      10% CPR    15% CPR    25% CPR    35% CPR    45% CPR    55% CPR

Yield @ 101-00                    3.38        3.48       3.50       3.48       3.37       3.20       2.97
WAL (yr)                         18.63        7.48       5.40       3.27       2.22       1.62       1.21
MDUR (yr)                        12.78        5.89       4.45       2.87       2.03       1.51       1.16
First Prin Pay                   May-03      May-03     May-03     May-03     May-03     May-03     May-03
Last Prin Pay                    Apr-33      Apr-33     Apr-33     Apr-33     Apr-33     Apr-33     Apr-33
------------------------------------------------------------------------------------------------------------

                        [Collateral Tables to Follow]



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      8
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
[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION
A Countrywide Capital Markets Company            Countrywide Mortgage Pass-Through Trust 2003-21
------------------------------------------------------------------------------------------------


                                   Aggregate Collateral

Summary of Loans in Statistical Calculation Pool                                                        Range
                                                                                                        -----
(As of Calculation Date)

Total Number of Loans                                                          1,063
Total Outstanding Balance                                               $501,758,105
Average Loan Balance                                                        $472,021                 $47,500 to $3,585,557
WA Mortgage Rate                                                               5.235%                4.125% to 6.750%
Net WAC                                                                        4.965%                3.866% to 5.991%
ARM Characteristics
     WA Gross Margin                                                           2.284%                2.250% to 3.125%
     WA Months to First Roll                                                      59                 53 to 60
     WA First Periodic Cap                                                     4.997%                2.000% to 5.000%
     WA Subsequent Periodic Cap                                                2.000%                2.000% to 2.000%
     WA Lifetime Cap                                                          10.239%                9.125% to 11.750%
WA Lifetime Floor                                                              2.301%                2.250% to 3.625%
WA Original Term (months)                                                        360                 360 to 360
WA Remaining Term (months)                                                       359                 353 to 360
WA Age (months)                                                                    1                 0 to 7
WA LTV                                                                         70.93%                7.30% to 95.00%
WA FICO                                                                          725
WA DTI%                                                                        39.03%
Secured by (% of pool)             1st Liens                                  100.00%
                                   2nd Liens                                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                1.29%
Prepay Moves Exempted              Soft                                         0.00%
                                   Hard                                         0.00%
                                   No Prepay                                   98.71%
                                   UNK                                          1.29%



---------------------------------------------------------------------------------------------------------------------------------
  Top 5 States               Top 5 Prop             Doc Types           Purpose Codes         Occ Codes            Orig PP Term
  ----------------        ----------------     -------------------     ---------------      --------------       ----------------
CA           65.72%       SFR       59.46%     PREFER       42.69%     PUR      44.60%      OO       96.04%       0       98.71%
MA            4.80%       PUD       29.80%     FULL DO      20.58%     RNC      40.27%      2H        3.10%       60       1.29%
FL            3.22%       CND        8.90%     ALT DOC      15.96%     RCO      15.13%      INV       0.86%
CO            3.16%       CNDP       1.12%     REDUCE       13.13%
IL            2.05%       2-4U       0.72%     STREAM        6.41%

---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION
A Countrywide Capital Markets Company            Countrywide Mortgage Pass-Through Trust 2003-21
------------------------------------------------------------------------------------------------


                                   Aggregate Collateral

Description
                                                                                    % of Aggregate
                                   Number of Loans        Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
5/1 LIB12M FULLAM                              525             $255,149,762                    50.85
5/1 LIB12M IO                                  538             $246,608,343                    49.15
-----------------------------------------------------------------------------------------------------
                                              1063             $501,758,105                   100.00



Range of Current Balance

                                                                                    % of Aggregate
                                   Number of Loans        Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
$         0.01 to $   50,000                     1                  $47,500                     0.01
$    50,000.01 to $  100,000                     5                 $433,534                     0.09
$   100,000.01 to $  150,000                    15               $1,889,860                     0.38
$   150,000.01 to $  200,000                    37               $6,617,146                     1.32
$   200,000.01 to $  250,000                    42               $9,695,346                     1.93
$   250,000.01 to $  300,000                    41              $11,315,026                     2.26
$   300,000.01 to $  350,000                   107              $35,853,932                     7.15
$   350,000.01 to $  400,000                   240              $90,918,745                    18.12
$   400,000.01 to $  450,000                   113              $48,279,404                     9.62
$   450,000.01 to $  500,000                   123              $58,591,051                    11.68
$   500,000.01 to $  550,000                    74              $38,755,399                     7.72
$   550,000.01 to $  600,000                    80              $46,037,751                     9.18
$   600,000.01 to $  650,000                    84              $53,566,917                    10.68
$   650,000.01 to $  700,000                    13               $8,809,702                     1.76
$   700,000.01 to $  750,000                    12               $8,769,523                     1.75
$   750,000.01 to $1,000,000                    62              $58,047,837                    11.57
$ 1,000,000.01 to $1,500,000                     7               $9,217,076                     1.84
$ 1,500,000.01 to $2,000,000                     5               $9,076,799                     1.81
> $2,000,000.00                                  2               $5,835,557                     1.16
-----------------------------------------------------------------------------------------------------
                                              1063             $501,758,105                   100.00




Current Gross Coupon

                                                                                    % of Aggregate
                                   Number of Loans        Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
4.125                                            1                 $400,000                      0.08
4.375                                            3               $1,035,660                      0.21
4.500                                           16               $7,375,322                      1.47
4.625                                           35              $17,660,450                      3.52
4.750                                           66              $30,224,767                      6.02
4.875                                          147              $69,508,253                     13.85
5.000                                          119              $58,002,742                     11.56
5.125                                          130              $63,534,824                     12.66
5.250                                          117              $54,507,815                     10.86
5.375                                          127              $59,726,841                     11.90
5.500                                          112              $51,388,097                     10.24
5.625                                           40              $18,292,545                      3.65
5.750                                           69              $31,363,564                      6.25
5.875                                           31              $12,898,598                      2.57


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION
A Countrywide Capital Markets Company            Countrywide Mortgage Pass-Through Trust 2003-21
------------------------------------------------------------------------------------------------

                                  Aggregate Collateral


Current Gross Coupon

                                                                                      % of Aggregate
                                  Number of Loans             Principal Balance     Principal Balance
-----------------------------------------------------------------------------------------------------
6.000                                         20                    $12,976,039                  2.59
6.125                                          6                     $1,926,720                  0.38
6.250                                         15                     $8,532,853                  1.70
6.375                                          3                       $956,558                  0.19
6.500                                          3                       $700,348                  0.14
6.625                                          2                       $451,609                  0.09
6.750                                          1                       $294,500                  0.06
-----------------------------------------------------------------------------------------------------
                                            1063                   $501,758,105                100.00



Range of Months remaining to Scheduled Maturity
                                                                                    % of Aggregate
                                  Number of Loans             Principal Balance     Principal Balance
-----------------------------------------------------------------------------------------------------
301 - 360                                    1063                  $501,758,105                100.00
-----------------------------------------------------------------------------------------------------
                                             1063                  $501,758,105                100.00



Range of Loan-to-Value Ratio
                                                                                    % of Aggregate
                                  Number of Loans             Principal Balance     Principal Balance
-----------------------------------------------------------------------------------------------------
0.01   -    50.00                              75                   $43,137,431                  8.60
50.01   -   55.00                              44                   $25,171,714                  5.02
55.01   -   60.00                              49                   $28,571,164                  5.69
60.01   -   65.00                              65                   $36,824,659                  7.34
65.01   -   70.00                             102                   $48,003,022                  9.57
70.01   -   75.00                             148                   $78,327,797                 15.61
75.01   -   80.00                             512                  $221,874,171                 44.22
85.01   -   90.00                              20                    $6,374,876                  1.27
90.01   -   95.00                              48                   $13,473,272                  2.69
-----------------------------------------------------------------------------------------------------
                                             1063                  $501,758,105                100.00



State
                                                                                    % of Aggregate
                                  Number of Loans             Principal Balance     Principal Balance
-----------------------------------------------------------------------------------------------------
AL                                              5                    $2,466,845                  0.49
AZ                                             17                    $6,641,436                  1.32
CA                                            674                  $329,766,129                 65.72
CO                                             37                   $15,864,574                  3.16
CT                                             12                    $4,732,541                  0.94
DC                                              2                      $919,444                  0.18
FL                                             33                   $16,151,164                  3.22
GA                                             29                    $9,364,978                  1.87
HI                                              2                    $1,124,500                  0.22
ID                                              1                      $148,000                  0.03
IL                                             22                   $10,280,653                  2.05



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION
A Countrywide Capital Markets Company            Countrywide Mortgage Pass-Through Trust 2003-21
------------------------------------------------------------------------------------------------

                                    Aggregate Collateral


State
                                                                                    % of Aggregate
                                    Number of Loans       Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
IN                                                4              $2,182,124                      0.43
KY                                                1                $538,852                      0.11
LA                                                2                $915,555                      0.18
MD                                                9              $4,099,777                      0.82
MA                                               53             $24,093,448                      4.80
MI                                               15              $7,026,896                      1.40
MN                                                8              $2,835,087                      0.57
MO                                                3              $1,174,450                      0.23
NV                                               12              $5,673,365                      1.13
NH                                                2                $768,400                      0.15
NJ                                                5              $2,299,823                      0.46
NM                                                2              $1,231,000                      0.25
NY                                                7              $3,143,244                      0.63
NC                                               20              $9,169,066                      1.83
OH                                                7              $3,128,240                      0.62
OK                                                2                $282,000                      0.06
OR                                                1                $336,000                      0.07
PA                                                4              $1,943,350                      0.39
RI                                                1                $405,556                      0.08
SC                                                5              $3,227,781                      0.64
TN                                                4              $2,044,265                      0.41
TX                                               14              $5,677,597                      1.13
UT                                                5              $2,721,195                      0.54
VA                                               20              $8,948,334                      1.78
WA                                               19              $8,329,350                      1.66
WI                                                4              $2,103,085                      0.42
-----------------------------------------------------------------------------------------------------
                                               1063            $501,758,105                    100.00



Collateral Grouped by FICO
                                                                                    % of Aggregate
                                    Number of Loans       Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
801 - 820                                        10              $5,679,895                      1.13
781 - 800                                        79             $34,190,441                      6.81
761 - 780                                       163             $78,981,537                     15.74
741 - 760                                       184             $85,521,047                     17.04
721 - 740                                       183             $80,789,404                     16.10
701 - 720                                       163             $74,820,505                     14.91
681 - 700                                       114             $61,372,487                     12.23
661 - 680                                        84             $40,623,837                      8.10
641 - 660                                        45             $20,722,698                      4.13
621 - 640                                        33             $17,174,952                      3.42
601 - 620                                         3              $1,153,118                      0.23
581 - 600                                         1                $389,893                      0.08
561 - 580                                         1                $338,290                      0.07
-----------------------------------------------------------------------------------------------------
                                               1063            $501,758,105                    100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION
A Countrywide Capital Markets Company            Countrywide Mortgage Pass-Through Trust 2003-21
------------------------------------------------------------------------------------------------


                             Aggregate Collateral


Property Type
                                                                                    % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
SFR                                     605                    $298,320,313                    59.46
PUD                                     311                    $149,548,456                    29.80
CND                                     124                     $44,651,592                     8.90
CNDP                                     18                      $5,640,759                     1.12
2-4U                                      5                      $3,596,986                     0.72
-----------------------------------------------------------------------------------------------------
                                       1063                    $501,758,105                   100.00




Purpose
                                                                                     % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
PUR                                      502                   $223,786,119                     44.60
RNC                                      403                   $202,077,026                     40.27
RCO                                      158                    $75,894,960                     15.13
-----------------------------------------------------------------------------------------------------
                                        1063                   $501,758,105                    100.00




Occupancy
                                                                                    % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
OO                                      1016                   $481,905,461                    96.04
2H                                        38                    $15,547,003                     3.10
INV                                        9                     $4,305,641                     0.86
-----------------------------------------------------------------------------------------------------
                                        1063                   $501,758,105                   100.00




Collateral Grouped by Document Type
                                                                                    % of Aggregate
                             Number of Loans              Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
PREFERRED                               513                    $214,176,334                     42.69
FULL DOC                                190                    $103,283,729                     20.58
ALT DOC                                 170                     $80,105,391                     15.96
REDUCED                                 108                     $65,891,833                     13.13
STREAMLINED                              67                     $32,153,545                      6.41
NINA                                     15                      $6,147,272                      1.23
-----------------------------------------------------------------------------------------------------
                                       1063                    $501,758,105                    100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION
A Countrywide Capital Markets Company            Countrywide Mortgage Pass-Through Trust 2003-21
------------------------------------------------------------------------------------------------

                                  Aggregate Collateral


Range of Margin

                                                                                    % of Aggregate
                                  Number of Loans         Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
2.001  -  3.000                           1056              $499,782,960                     99.61
3.001  -  4.000                              7                $1,975,145                      0.39
-----------------------------------------------------------------------------------------------------
                                          1063              $501,758,105                    100.00




Next Interest Adjustment Date
                                                                                    % of Aggregate
                                  Number of Loans         Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
09/07                                           1                  $476,271                      0.09
10/07                                           1                  $572,174                      0.11
11/07                                           1                  $955,000                      0.19
12/07                                           3                $4,309,537                      0.86
01/08                                           7                $4,549,901                      0.91
02/08                                          26               $11,649,879                      2.32
03/08                                         454              $210,792,250                     42.01
04/08                                         570              $268,453,093                     53.50
-----------------------------------------------------------------------------------------------------
                                             1063              $501,758,105                    100.00



Range of Months to Roll

                                                                                    % of Aggregate
                                  Number of Loans         Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
50   -     55                                   3                $2,003,445                     0.40
56   -     61                                1060              $499,754,660                    99.60
-----------------------------------------------------------------------------------------------------
                                             1063              $501,758,105                   100.00




Lifetime Rate Cap

                                                                                    % of Aggregate
                                  Number of Loans         Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
9.001  -    10.000                            383              $182,875,394                     36.45
10.001   -  11.000                            647              $305,220,823                     60.83
11.001   -  12.000                             33               $13,661,888                      2.72
-----------------------------------------------------------------------------------------------------
                                             1063              $501,758,105                    100.00



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO] CSC                                                           Computational Materials for
COUNTRYWIDE SECURITIES CORPORATION
A Countrywide Capital Markets Company            Countrywide Mortgage Pass-Through Trust 2003-21
------------------------------------------------------------------------------------------------

                                  Aggregate Collateral



Initial Periodic Rate Cap

                                                                                    % of Aggregate
                                  Number of Loans         Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
2.000                                           1                  $515,448                      0.10
5.000                                        1062              $501,242,657                     99.90
-----------------------------------------------------------------------------------------------------
                                             1063              $501,758,105                    100.00



Subsequent Periodic Rate Cap


                                                                                    % of Aggregate
                                  Number of Loans         Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
2.000                                        1063              $501,758,105                   100.00
-----------------------------------------------------------------------------------------------------
                                             1063              $501,758,105                   100.00




Lifetime Rate Floor

                                                                                    % of Aggregate
                                  Number of Loans         Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------
2.001   -    3.000                          1038               $494,464,322                     98.55
3.001   -    4.000                            25                 $7,293,784                      1.45
-----------------------------------------------------------------------------------------------------
                                            1063               $501,758,105                    100.00




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
                               Countrywide Mortgage Pass-Through Trust 2003-21

[LOGO] CSC
COUNTRYWIDE SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                Countrywide Mortgage Pass-Through Trust 2003-21
                          SAMPLE POOL CHARACTERISTICS
                                 5/1 LIBOR ARM

DELIVERY DESCRIPTION
Product                                                                            5/1 LIBOR Arms

Delivery Amount                                                                      $900,000,000
Delivery Variance                                                                          +/- 10%
Settlement Date                                                                         30-Apr-03

COLLATERAL DETAIL
Approximate Gross Note Rates (+/-                                                           5.150%
..125%)
Approximate Net WAC                                                                           TBD
Servicing Fee(Including Trustee Fee)                           TBD To The Roll / .384% Thereafter
Minimum Gross Coupon                                                                        4.125%
Maximum Gross Coupon                                                                        6.750%
Approximate Gross Margin (+/- .10%)                                                         2.250%
Lookback                                                                                  45 days
Reset                                                       Fixed For 5 years / Annual Thereafter
Index                                                                                   1YR LIBOR
Periodic Caps                                       5% At The First Reset, 2% Periodic Thereafter
Lifetime Cap                                                                   5% over start rate
WAM (+/- 2months)                                                                             358
Original Term                                                                                 360
Geographic Distribution                                                          <=65% California
Weighted Average LTV                                                                          <75%
LTV >80 <=90%                                                                                 <10%
LTV >90 <=95%                                                                                  <5%
Maximum Loan Amount                                                                    $3,585,557
Average Balance                                                            Approximately $480,000
Occupancy                                                                    >=90% Owner Occupied
Delinquency                                                                           All Current
Approximate Property Types                                           85% SFR/PUD, 15% Condo/Other
Documentation Style                                    40% Full/Alt Doc, 40% Preferred, 20% Other
Loan Purpose                                                             <25% Cash Out Refinances
Approximate Credit Score                                                                720 +/-10
Deal subordination                                                         3.25% +/- 1% Below AAA
Rating agencies                                                                       Moody's/S&P
Deal shelf                                                                                   CWHL


------------------------------------------------------------------------------
Recipients must read the information Do not use or rely on this information if you have not received or contained in the attached statement on reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.